Summary Prospectus March 29, 2016 WBI Tactical DI Fund
No Load Shares	WBDNX
Institutional Shares	WBDIX

Before you invest, you may want to review the WBI Tactical DI Fund’s (the “Tactical DI Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Tactical DI Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated March 29, 2016, are incorporated by reference into this Summary Prospectus.  You can find the Tactical DI Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.wbifunds.com/literature.html.  You can also get this information at no cost by calling 1-855-WBI-FUND (1-855-924-3863) or by sending an email request to wbifunds@wbiinvestments.com.

Investment Objectives
The Tactical DI Fund’s investment objectives are to seek long-term capital appreciation and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Tactical DI Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	No Load	Institutional
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses (includes Shareholder Servicing Plan Fees)(1)	1.54%	1.54%
Shareholder Servicing Plan Fees	0.15%	0.15%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses(2)	2.68%	2.43%
Less: Management Fee Waiver(3)	-0.89%	-0.89%
Total Annual Fund Operating Expenses After Management Fee Waiver	1.79%	1.54%
(1)	Other Expenses have been restated to reflect current fees.
(2)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Reimbursement in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Tactical DI Fund and does not include expenses attributed to acquired funds fees and expenses (“AFFE”) and other restated fees and expenses.

(3)
WBI Investments, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Tactical DI Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, and extraordinary expenses) do not exceed 1.75% of average daily net assets for No Load Class shares and 1.50% of average daily net assets for Institutional Class shares (the “Expense Caps”).  The Expense Caps will remain in effect through at least March 28, 2017, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Tactical DI Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
No Load Class	$182	$748	$1,341	$2,947
Institutional Class	$157	$672	$1,215	$2,699

Portfolio Turnover.  The Tactical DI Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 398.80% of the average value of its portfolio.

Principal Investment Strategies
The Tactical DI Fund will seek to invest in dividend-paying equity securities of foreign and domestic companies.  The Fund may invest in non-dividend paying equities, domestic and foreign fixed income securities, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility.  Option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, using combinations of calls and puts, and using combinations of calls and combinations of puts.  The Fund may also use options on indices.  The Fund may also invest in cash or cash equivalents as part of the normal operation of its investment process, including for extended periods.

The types of equity securities in which the Tactical DI Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles and master limited partnerships (businesses organized as partnerships which trade on public exchanges).  The types of fixed income securities in which the Fund will generally invest directly or indirectly (through other registered investment companies) include corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign fixed income securities, U.S. government agency securities, high-yield bonds (also known as “junk bonds”), ETNs, mortgage-backed securities and variable and floating rate securities.  The Fund expects to invest in fixed income securities of all maturities, from less than one year up to thirty years, depending on the portfolio manager’s assessment of the risks and opportunities along the yield curve.  (The yield curve refers to differences in yield among fixed income assets of varying maturities.)

The Tactical DI Fund may invest without limitation in securities of foreign issuers, and up to 50% of its net assets in the securities of issuers located in emerging markets.  The Fund may invest up to 20% of its net assets in high-yield bonds (also known as “junk bonds”).  The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”) and money market funds.  The Fund may invest in companies of any size market capitalization.

The Tactical DI Fund may also invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The risk-managed investment approach used for the Tactical DI Fund by the Advisor attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be.  The Fund uses quantitative computer screening of fundamental stock information to evaluate domestic and foreign equity securities in an attempt to find the best value and dividend opportunities worldwide.  Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases.  The Fund then adds qualifying securities using available cash.  This systematic process of identifying, evaluating, and purchasing securities constitutes the Advisor’s buy discipline for the Fund.

The Tactical DI Fund uses a proprietary bond model created by the Advisor to assess the appropriate duration of its fixed income securities exposure.  Fixed income positions may be periodically adjusted to reflect changes in the bond model’s assessment of the risks and opportunities along the yield curve.  A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the fixed income securities market.

Once securities are purchased, the Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each invested position on the Tactical DI Fund’s value.  If a security’s price stays within a range of acceptable prices, the security will remain in the Fund.  If a security’s price falls below the bottom of an acceptable price range, the security will be sold.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital.  During periods of high market volatility a significant amount of Fund holdings may be sold, resulting in a large allocation to cash in the Fund.

The Advisor expects that the Tactical DI Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Tactical DI Fund.  The following additional risks could affect the value of your investment:

•
Market Risk – The prices of the securities in which the Tactical DI Fund invests may decline for a number of reasons.  The stock market as a whole, or the value of an individual company, may go down resulting in a decrease in the value of the Fund.

•
Management Risk – Your investment in the Tactical DI Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis, and determination of portfolio securities.  If the Advisor’s investment strategies, including its stop loss and goal setting process, do not produce the expected results, the value of the Fund would decrease.

•
Equity Market Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer.

•
Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Tactical DI Fund’s investments.  Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•
Investment Style Risk – The prices of stocks and bonds in the Fund’s portfolio may fall or rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.  The Tactical DI Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks.  In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.  To the extent that the Fund invests in dividend-paying stocks that experience negative developments in their financial condition, the Fund may underperform funds that invest in other types of securities.  For longer periods of time, the Fund may hold a substantial cash position.  If the equity market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested in equities.

•
Model Risk – The Tactical DI Fund’s investment process includes the use of proprietary models and analysis methods developed by the Advisor, and data provided by third parties.  Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance.  There can be no assurance that any particular model or investment strategy, including those devised by the Advisor, will be profitable for the Fund, and may result in a loss of principal.

•
Small and Medium Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
ETF and Mutual Fund Risk – When the Tactical DI Fund invests in an ETF or mutual fund, including money market funds for its cash position, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Master Limited Partnership Risk – Investing in master limited partnerships (“MLPs”) entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities and various other risks.

•
Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

•
Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

•
Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instrument changes, and as actual or perceived creditworthiness of an issuer changes.  During periods of rising interest rates, the market value of debt securities held by the Fund will generally decline.  Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity rates.  Debt securities subject to prepayment risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.  Because interest rates in the United States are at historical lows, the Funds may have an increased risk associated with debt securities and rising interest rates.  Also, the risk of rising interest rates may result in less liquidity in debt markets overall, making it more difficult for the Fund to sell the instruments at or near the market value used to compute the Fund’s NAV.

•
High-Yield Securities Risk – The debt income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Exchange-Traded Note Risk – The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

•
Mortgage-Backed Securities Risk – In addition to the general risks associated with fixed income securities as described, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile.  In particular, the recent events related to the U.S. housing market has had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.

Performance
The following performance information provides some indication of the risks of investing in the Tactical DI Fund.  The bar chart shows the annual returns for the Fund’s Institutional Class shares from year to year.  The table shows how the Fund’s average annual returns for one year and since inception compare to those of broad measures of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.wbifunds.com or by calling the Fund toll-free at 1-855-WBI-FUND (1-855-924-3863).

Calendar Year Total Returns as of December 31 – Institutional Class

During the period shown on the bar chart, the Tactical DI Fund’s highest total return for a quarter was 3.06% (quarter ended June 30, 2014) and the lowest total return for a quarter was -7.40% (quarter ended September 30, 2015).

Average Annual Total Returns (for the periods ended December 31, 2015) Institutional Class	1 Year	Since Inception (6/17/2013)
Return Before Taxes	-13.79%	-1.97%
Return After Taxes on Distributions	-13.94%	-2.25%
Return After Taxes on Distributions and Sale of Fund Shares	-7.67%	-1.51%
No Load Class
Return Before Taxes	-13.70%	-2.06%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	1.38%	11.37%
MSCI World Index(1) (reflects no deduction for fees, expenses or taxes)	-0.32%	7.30%
(1)   The MSCI World Index has replaced the S&P 500® Index as a more appropriate comparative index for the Tactical DI Fund.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Tactical DI Fund through tax-deferred arrangements, such as 401(k) plans or IRAs.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor.  WBI Investments, Inc. is the Tactical DI Fund’s investment advisor.

Portfolio Managers.  Mr. Gary E. Stroik, Chief Investment Officer and lead Tactical DI Fund portfolio manager, and Mr. Don Schreiber, Jr., Founder, Chief Executive Officer and Fund co-portfolio manager, are the portfolio managers responsible for the day-to-day management of the Fund.  Messrs. Stroik and Schreiber have each managed the Fund since its inception in June 2013.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Tactical DI Fund shares on any business day by written request via mail (WBI Tactical DI Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-855-WBI-FUND (1-855-924-3863), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.  Minimums may be waived under certain conditions.  Please see the “General Policies” section of this Prospectus for additional information on waivers of minimums.

No Load Class
Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$250
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs), 403(b) Accounts, Qualified Plan Accounts	$1,000	Any amount
Automatic Investment Plan	$2,500	$100

Institutional Class
Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$250,000	$250
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs), 403(b) Accounts, Qualified Plan Accounts	$250,000	Any amount
Automatic Investment Plan	$250,000	$100

Tax Information
The Tactical DI Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Tactical DI Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.